UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

FEDERATED HERMES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Address of principal executive offices, including zip code)

(412) 288-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, no par value	FHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On December 2, 2025, Federated Hermes, Inc. (Federated Hermes) announced that, effective April 30, 2026, a named executive officer of Federated Hermes, Mr. John B. Fisher (age 69), Vice President of Federated Hermes and President and CEO of the Federated Advisory Companies*, will step back from full-time responsibilities and no longer serve as an executive officer of Federated Hermes. Mr. Fisher is expected to remain actively involved in several major strategic initiatives as Chairman of the Federated Advisory Companies. Mr. Paul A. Uhlman (age 59), Vice President of Federated Hermes and President, Federated Securities Corp., will replace Mr. Fisher as President and CEO of the Federated Advisory Companies. Mr. Uhlman, who has been with Federated Hermes for 35 years, will remain a Vice President and executive officer of Federated Hermes. Mr. Bryan M. Burke (age 53), Federated Hermes’ National Sales Director, Strategic Solutions, and Executive Vice President, Federated Securities Corp., will replace Mr. Uhlman as President, Federated Securities Corp., and become a Vice President and executive officer of Federated Hermes. He has been with Federated Hermes for 23 years. These leadership changes will be effective after a transition period on April 30, 2026.
Mr. Fisher will remain on the Federated Hermes, Inc. Board of Directors during the transition period but will not stand for re-election to the Board at the next Annual Meeting of Shareholders of Federated Hermes, which is expected to be held on April 30, 2026. Mr. Uhlman will be recommended for nomination for election to the Board at the next Annual Meeting of Shareholders.
Attached herewith as Exhibit 99.1 is a press release issued by Federated Hermes, Inc. related to these changes.
* The Federated Advisory Companies consist of: Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company, Federated Equity Management Company of Pennsylvania, Federated MDTA LLC, and Federated Advisory Services Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit 99.1	Press release issued by Federated Hermes, Inc. dated December 2, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED HERMES, INC.
(REGISTRANT)

Date	December 2, 2025	By:	/s/ Thomas R. Donahue
Thomas R. Donahue
Chief Financial Officer